Exhibit 99.2

 0  Q4 and Full Year 2023 Earnings Release  January 29, 2024

Earnings Release: Q4 2023 and Full Year

BSVN – Corporate Overview

Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States

	Annual			Quarterly			
	2023	2022	% Change	Q4 2023 Actual	Q4 2023 Event Adj.[1]	Q3 2023	% Change
Total assets	$ 1,771,666	$ 1,584,169	11.8%	$ 1,771,666		$ 1,772,399	0.0%
Total loans	1,360,839	1,270,457	7.1%	1,360,839		1,392,777	-2.3%
Total deposits	1,591,391	1,431,400	11.2%	1,591,391		1,593,572	-0.1%
Net income	28,275	29,638	-4.6%	1,070	11,968	7,853	-86.4%
Pre-provision pre-tax earnings	58,384	43,852	33.1%	17,062	15,902	14,370	18.7%
Earnings per share	3.05	3.22	-5.2%	0.12	1.30	0.85	-86.4%
Net interest margin, ex. loan fees	4.60%	4.38%	5.0%	4.50%		4.50%	0.0%
ROATCE	19.3%	23.9%	-19.5%	2.9%	27.7%	20.1%	-85.7%
Allowance for credit losses / total loans [2]	1.45%	1.16%	24.8%	1.45%		1.48%	-2.4%

- Reliable strength in ROATCE, well capitalized, with sufficient liquidity
- Stable deposits, excellent liquidity, and a properly matched balance sheet
- Disciplined credit culture that adheres to a robust risk management framework resulting in strong historical credit quality
- Experienced and talented bankers focused on high-touch personalized service, targeting entrepreneurs and their commercial banking needs
- Positioned in dynamic markets, with a commercial banking emphasis delivering services via a branch-lite model
- Shareholder alignment due to 58% insider ownership

Dollars in thousands, all data as of December 31, 2023, unless indicated otherwise
(1) To illustrate impact of certain Q4 2023 items, see slide 3.
(2) BSVN adopted the CECL model (ASC326) on 1/1/2023 using the modified retrospective method. The presented allowance for periods prior to 1/1/2023 is under the incurred loss model (pre-ASC326).

1

Earnings Release: Q4 2023 and Full Year

Q4 and Full Year Overview

Record PPE & Low Efficiency Ratio

- Loan growth and expense discipline drove our PPE to a record $58.38 million, a 33.14% increase YoY
- We continue to benefit from a low efficiency ratio of 36.07% for the year

Stable Quality Deposits & Liquidity

- Grew deposits $160.00 million YoY or 11.18% in spite of challenging macroeconomic conditions
- Uninsured deposits represent 28.19% of total deposits, compared to 29.62% for Q4 2022; adjusted uninsured deposits represent 14.72% of total deposits [(1)]
- The sum of cash plus unpledged securities and undrawn lines-of-credit equals $409.207 million, which significantly exceeds adjusted uninsured deposits of $234 million[(1)], a 1.75x coverage

Proven & Consistent Balance Sheet Management

- Proven ability to successfully manage NIM in varying interest rate environments as we continue to operate within historical ranges
- $1.04 billion or 76.56% of loans reprice in 1 year or less, with $815.41 million[(2)] or 59.82% repricing daily
- AOCI is only $6.15 million; the average investment portfolio duration is ~2.0 years, with $100 million of U.S. Treasuries or 56.34% of the total investment portfolio maturing in Q1 of 2024

Prudent Capital Management

- Strong earnings and low dividend payout ratio builds capital rapidly
- Capital ratios remain strong and exceed the "well capitalized" guidelines
- CET 1 Capital: 11.49%
- Tier 1 Leverage: 9.54%
- Debt free Balance Sheet
- No HTM securities

Dollars in thousands, all data as of December 31,2023, unless indicated otherwise
(1) See slide 4 for adjusted uninsured deposit calculation
(2) Net of $901.21 million of gross loans that reprice daily, and $85.80 million of those loans that are at their ceiling

2

 3  Earnings Release: Q4 2023 and Full Year  Q4 Adjusted Financials  Dollars in thousands, all data as of December 31,2023, unless indicated otherwise  Adjustments present Non-GAAP measurements. For other Non-GAAP measurements presented throughout the presentation, see reconciliations in the appendix on slides 20 and 21  Diluted earnings per share  Adjusted Financials are provided to illustrate the negative impact to BSVN’s earnings for events related to a single loan relationship:  A partial loan charge-off of $16.50 million with a remaining specific reserve of  $2 million, quarter-to-date provision expense of $15.50 million  Acquired oil and gas assets related to this loan relationship. The corresponding Q4 oil and gas operations resulted in gross revenues of $6.00 million, gross expenses of $4.84 million, and pre-tax income of  $1.16 million  PERFORMANCE  Earnings per share(2)  $ 0.12  $ 1.18  $ 1.30  RETURN ON AVERAGE  Tangible common equity  2.86  24.88  27.75  (Do llars in thousands, except per share data)  Dec 31, 2023 Adjustments  Adjusted Dec 31, 2023  INCOME STATEMENT DATA  Provision for credit losses 15,500 (15,500) -  Total noninterest income 6,769 (6,000) 769  Total noninterest expense 11,005 (4,840) 6,165  Provision for income taxes 491 3,442 3,933  Pre-tax net income 1,561 14,340 15,901  Net income 1,070 10,898 11,968  For the Three Months Ended (1)

 4  Earnings Release: Q4 2023 and Full Year  Liquidity and Asset Sensitivity  Dollars in thousands, all data as of December 31,2023, unless indicated otherwise  (1) Includes $901.24 million of loans that reprice daily, with $85.80 million of those loans being at their ceiling  Asset Sensitivity  < 1 year  1 to 2 years  2 to 3 years  > 3 years  Total  Earning Assets:  Cash and cash equivalents, and interest-bearing time deposits  $  197,476 $  1,245 $  - $  198,721  - $  Gross Loans  110,747  74,980  133,791  1,363,096  Securities  105,669  4,634  7,172  52,012  169,487  Total  $ 1,346,723 $  116,626 $  82,152 $  185,803 $ 1,731,304  % of Total  77.79%  6.74%  4.75%  10.73%  100.00%  1,043,578(1)  Uninsured deposits total $448.66 million or 28.19% of total deposits; however, after deductions for insider owned, and also collateralized deposits, adjusted uninsured deposits are $234 million, which is 14.72% of total deposits  Cash, securities, and undrawn lines of credit totaled  $409.21 million, providing a 1.75x coverage of adjusted uninsured deposits  Uninsured Deposits | Cash/Liquidity  Q4 2023  Uninsured Deposits  448,659  $  Less: Insider Deposits > $1 Million  (96,230)  Less: Collateralized Deposits  (118,152)  Adjusted Uninsured Deposits  234,277  $  Q4 2023  198,721  Cash and cash equivalents, and interest-bearing time deposits $  Undrawn Lines-of-Credit  159,151  Unpledged Securities  51,335  Cash/Available Liquidity  409,207  $

 5  Earnings Release: Q4 2023 and Full Year  Deposit Composition  Deposit Growth & Composition  Core and non-interest bearing accounts have shown steady growth(1)  CAGR since 2019: 16.0%  Dollars in millions  (1) Includes interest bearing and non-interest bearing demand deposit, money market, and savings accounts  28.9% 27.2%  30.1%  30.7%  30.3%  71.1%  72.8%  69.9%  69.3%  69.7%  $757.5  $905.5  $1,217.5  $1,429.3  $1,591.4  2019 2020 2021 2022 2023  Noninterest-bearing deposits  Interest-bearing deposits  Noninterest-bearing demand  $482.3 / 30.3%  NOW deposits  $451.5 / 28.4%  Money Markets  $250.7 / 15.8%  Savings  $150.1 / 9.4%  Time deposits < $250K  $169.7 / 10.7%  Time deposits > $250K  $87.1 / 5.5%

 6  Earnings Release: Q4 2023 and Full Year  Consistent Net Interest Margin  Financial data is for the twelve months ended of each respective year and as of the three months ended September 30, 2023 and December 31, 2023  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric  4.78%  4.48%  4.38%  4.38%  4.60%  4.50%  4.50%  0.56%  0.53%  0.74%  0.44%  0.37%  0.37%  0.35%  5.35%  5.01%  5.12%  4.82%  4.97%  4.87%  4.85%  2019  2020  2021  2022  2023  Q3 2023  Q4 2023  Loan Fee Income Contribution  Net interest margin continues to show strength due to disciplined loan pricing, a healthy amount of non-interest bearing deposits, and our asset sensitive balance sheet

 7  Earnings Release: Q4 2023 and Full Year  Diluted Earnings Per Share  5.22% Decrease  $2.05  $2.55  $3.22  $3.05  $0.50  $-  $1.50  $1.00  $2.00  $2.50  $3.00  $4.00  $3.50  2023  $1.96  Pro Forma  $0.81  20191 2020 2021 2022  Year-over-year EPS:  $3.05 for 2023, a 5.22% decrease from 2022  No share repurchases during the year  Tangible Book Value Per Share  CAGR since 2018: 15.5%  $8.49  $9.78  $11.69  $12.93  $14.69  $17.49  $14.00  $12.00  $10.00  $8.00  $6.00  $4.00  $2.00  $-  $20.00  $18.00  $16.00  2018 2019 2020 2021 2022 2023  Consistently strong earnings increased TBV despite three factors:  $0.85 per share paid for an all-cash acquisition in Q4 2021  $0.67 per share AOCI unrealized loss from investments  $2.67 per share paid in cash dividends, since IPO  Consistent Capital Accumulation / Strong Compounder  Dollars are in thousands, except for per share data  (1) Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  YE 2018  Q4 2023  % Change  $ Change  Total tangible shareholders’ equity  $ 86,471  $ 160,837  86.0%  $ 74,366  Shares outstanding  10,187.5  9,197.7  -9.7%  (989.8)  Tangible book value per share  $ 8.49  $ 17.49  106.0%  $ 9.00  Cash dividends per share since IPO as a % of 2018 TBV per share 31.5% $ 2.67  Overall Increase:  137.5%  $ 11.67

 8  Earnings Release: Q4 2023 and Full Year  Return on Average Tangible Common Equity (1)(2)  5 year average: 20.7%  19.14%  20.13%  23.92%  19.25%  5.00%  0.00%  15.00%  10.00%  20.00%  30.00%  25.00%  2019  2020  2021  2022  2023  Efficiency Ratio (2)  5 year average: 37.3%  65.36%  36.03%  36.76%  39.29%  36.07%  30.00%  20.00%  10.00%  0.00%  50.00%  40.00%  60.00%  80.00%  70.00%  2019  2020  2021  2022  2023  Return on Average Assets (1)(2)  5 year average: 2.1%  2.03%  2.21%  2.02%  1.68%  1.00%  0.50%  0.00%  1.50%  2.00%  2.50%  3.00%  2019  2020  2021  2022  2023  Reliable Top Performer  Financial data is as of or for the twelve months ended December 31 of each respective  Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics  Source: S&P Global Market Intelligence.  20.90%  Pro Forma  2.51%  11..0033%%  Pro Forma  ROATCE remained strong, despite the negative event disclosed in Q3 and Q4, and outperformed 89% of all public banks reported through Q3(2)  Performance ratios remain strong and within historical ranges, despite a provision expense of $15.50 million during the quarter  Pro Forma  88..6610%%  38.83%

Consistently Outperforming Peers

Earnings Release: Q4 2023 and Full Year

PPE to Average Assets vs Peers


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.36%
3.29%
3.29%
3.44%
2.99%
3.35%
1.50%
1.47%
1.51%
1.47%
1.50%
1.13%
2018
2019
2020
2021
2022
Q3 2023
Peers
BSVN

Income Statement as a Percentage of Average Assets

	2019		2020		2021		2022		Q3 2023(3)	
	Peer Group Median(1)	BSVN(2)	Peer Group Median(1)	BSVN	Peer Group Median(1)	BSVN	Peer Group Median(1)	BSVN	Peer Group Median(1)	BSVN
Net Interest Income	3.41%	5.28%	3.19%	4.97%	3.09%	5.09%	3.25%	4.74%	2.93%	4.84%
Pre-provision pre-tax earnings	1.47%	3.36%	1.50%	3.29%	1.45%	3.44%	1.49%	2.99%	1.13%	3.35%
Provision Expense	0.09%	0.00%	0.29%	0.56%	0.02%	0.40%	0.08%	0.31%	0.05%	0.97%
Net Income	1.09%	2.51%	0.98%	2.03%	1.13%	2.21%	1.09%	2.02%	0.80%	1.82%
ROATCE	10.79%	20.92%	10.47%	19.14%	13.45%	20.13%	14.09%	23.92%	10.54%	20.06%
Net Interest Margin	3.67%	5.35%	3.41%	5.01%	3.33%	5.12%	3.47%	4.82%	3.12%	4.87%
Efficiency Ratio	63.72%	38.26%	62.26%	36.03%	61.82%	36.76%	61.05%	39.30%	66.92%	33.61%

Dollars are in thousands
(1) Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (145 banks); Source: S&P Global Market Intelligence.
(2) Excludes one-time, non-cash executive stock transfer compensation expense of $11.8 million.
(3) As of Q3 2023, the latest data available.

9

 10  Earnings Release: Q4 2023 and Full Year  Maximizing Employee Base (3)  $11.1  $11.1  $12.9  $14.4  2.08%  1.95%  1.96%  1.99%  5.00%  4.50%  4.00%  3.50%  3.00%  2.50%  2.00%  1.50%  1.00%  0.50%  0.00%  $-  $4.0  $2.0  $6.0  $16.0  $14.0  $12.0  $10.0  $8.0  2019 2020  2021  Assets / FTE Employee (Millions)  2022 2023  Noninterest expense to average assets  PPE(1)  33.14% increase  18.73% increase  Strength in Core Earnings  $43.9  $58.4  $14.4  $17.1  $10.0  $-  $20.0  $30.0  $40.0 $35.1  $31.2  $60.0  $50.0  $70.0  2019  2020  2021  2022  2023 Q3 2023 Q4 2023  Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended September 30, 2023 and December 31, 2023  Pre-provision, pre-tax earnings (“PPE”) is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  Pro Forma noninterest expense to average assets is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  $o1r5m.1  Pro  F a  $26.8  $15.1  Record PPE:  PPE of $58.38 million, an increase of 33.14% as compared to 2022  Strong PPE was driven by:  Disciplined loan pricing  Rising rates and our asset sensitive balance sheet  Expense discipline  We achieve maximum productivity by:  Utilizing a branch-lite model  Hiring fewer but better FTEs  Operating an efficient delivery system with a strict adherence to processes  3.56%  Actual  1.85%  Pro Forma  $12.7  2  2

 11  Earnings Release: Q4 2023 and Full Year  $280.8  $338.8  $469.3  $518.9  $540.4  $167.0  $194.0  $199.9  $244.3  $298.5  $158.6  $204.3  $245.1  $327.6  $334.6  $102.1  $102.0  $116.7  $182.8  $190.5     $708.6     $839.1   $1,273.6  $1,031.0   $1,364.0  $0  $200  $400  $600  $800  $1,000  $1,200  $1,400  2019  2020  2021  2022  2023  Other Hospitality C&I Energy  Loan Portfolio Trends  CAGR Since 2019: 17.8%  Loan Portfolio Trends – Selected Categories  Dollars are in millions  14.0%  24.5%  21.9%  39.6%

 12  Earnings Release: Q4 2023 and Full Year  Loan Portfolio Distribution  Dollars are in millions. Data as of December 31, 2023  1-4 family (commercial purpose)  $100.5 / 7.4%  Owner-occupied CRE  $110.6 / 8.1%  Hospitality - operational properties CRE  $277.6 / 20.4%  Non-owner-occupied CRE  $130.3 / 9.6%  Energy - exploration & production  $126.8 / 9.3%  Energy - mineral / royalty interest  $10.6 / 0.8%  Energy - service companies  $43.0 / 3.2%  Energy - midstream  $10.1 / 0.7%  Commercial and industrial  $334.6 / 24.5%  PPP Loans  $2.0 / 0.1%  Consumer  $20.2 / 1.5%  Agricultural Non-Farmland  $25.4 / 1.9%  Agricultural Farmland  $41.1 / 3.0%  Hospitality construction  $20.9 / 1.5%  Commercial construction  $53.7 / 3.9%  1-4 family construction  $56.6 / 4.1%  Loan Portfolio Selected Categories  Industry  YE 2023  % of Total  Loans  YE 2022  % of Total  Loans  Commercial & Industrial  $ 334.60  24.53%  $ 327.58  25.72%  Hospitality  298.50  21.88%  244.27  19.18%  Energy  190.50  13.97%  182.83  14.36%

Earnings Release: Q4 2023 and Full Year

Diverse CRE Portfolio


1-4 Family - Commercial
$97.6 / 13.0%
Multifamily
$19.1 / 2.5%
Retail
$65.5 / 8.7%
Office
$21.3 / 2.8%
Restaurant
$10.0 / 1.3%
Industrial
$9.9 / 1.3%
Other
$7.5 / 1.0%
Hospitality
$277.7 / 37.0%
Industrial
$46.2 / 6.2%
Office
$38.2 / 5.1%
Retail
$19.9 / 2.7%
Restaurant
$5.5 / 0.7%
Other
$0.9 / 0.1%
OWNER OCCUPIED
1-4 Family - Commercial
$56.6 / 7.5%
1-4 Family Lots
$22.5 / 3.0%
Hospitality
$20.9 / 2.8%
Comm Lots
$7.5 / 1.0%
Raw Land
$10.0 / 1.3%
Office
$2.4 / 0.3%
Industrial
$1.8 / 0.2%
Retail
$2.7 / 0.4%
Restaurant
$2.1 / 0.3%
Multifamily
$2.7 / 0.4%
Other
$2.0 / 0.3%
CONSTRUCTION

- Diverse commercial real estate lending activity in Texas and Oklahoma with an emphasis in the DFW, Oklahoma City, and Tulsa metros
- Minimal office and retail loans with over-weighting in each segment to owner-occupied properties
- No office exposure to downtown metropolitan locations
- Office Loan Average Size:
  - Owner Occupied — $0.69 million
  - Non-Owner Occupied — $0.93 million
- Construction lending activity primarily in Oklahoma City and the Dallas metroplex with an emphasis on entry level homes with established homebuilders
- Limited lot and development lending activity
- Hospitality niche managed by seasoned professionals with proven track record through various economic cycles

Dollars are in millions. Data as of December 31, 2023

13

 14  Earnings Release: Q4 2023 and Full Year  Hotel Portfolio by Class  Midscale  $155.52 / 52.1%  Upper Midscale  $70.12 / 23.5%  Upscale  $0.00 / 0.0%  Luxury  $0.00 / 0.0%  Economy  $72.91 / 24.4%  Hotel Portfolio by Location  3.56%  Actual  Hospitality Loan Portfolio Detail  Dollars are in millions, data as December 31, 2023  No historical NCOs in the hospitality segment  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession  Geographically concentrated in TX (85%) and other markets with favorable economic conditions  Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles  Diversified lending to many reputable brands  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  Average loan size of $4.95 million  Hotel Portfolio by Location  73.65%  11.14%  15.21%  0%  20%  40%  60%  80%  100%  Outstanding Balance  Dallas / Ft. Worth Metro Area  Other Texas Metros  Other

 15  Earnings Release: Q4 2023 and Full Year  Strategic Growth in Dynamic Markets  Dollars are in millions  2014  2015  2016  2017  2018  2019  2020  2021  2022  2023  LPO opened in Tulsa,  OK, full-service branch opened in Frisco, TX  Oklahoma acquisition  Full-service branch opened in Tulsa, OK  Completed IPO  Full-service branch opened in Irving, TX  LPO opened in Irving, TX  Kansas acquisition  Total Assets  CAGR Since 2014: 15.6%  $479.5  $563.5  $613.8  $703.6  $770.5  $866.4  $1,016.7  $1,350.5  $1,584.2  $1,771.7  $400.0  $200.0  $-  $600.0  $800.0  $1,000.0  $1,200.0  $1,400.0  $1,600.0  $1,800.0

Earnings-driven Capital Shock-absorption

Earnings Release: Q4 2023 and Full Year

Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)

	Regulatory Minimum Target Ratios	Q4 2023 Capital Ratios	Excess Capital to Target Ratio Expressed in %(2)	Excess Capital to Target Ratio Expressed in $(3)		Add: PPE Cushion(4)		Total Shock Absorption Ability Prior to Hitting Reg Minimums
Tier 1 Leverage	5.00%	9.54%	90.85%	$ 79,919	+	$ 116,768	=	$ 196,687
CET1	7.00%	11.49%	64.16%	$ 65,351	+	$ 116,768	=	$ 182,119
Tier 1 Risk Based Capital	8.50%	11.49%	35.19%	$ 43,525	+	$ 116,768	=	$ 160,293
Total Risk Based Capital	10.50%	12.74%	21.36%	$ 32,636	+	$ 116,768	=	$ 149,404

Dollars are in thousands
above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind
(1) DFAST = Dodd-Frank Act Stress Test
(2) Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum
(3) Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months
(4) Trailing twelve months PPE of $58.4 million extrapolated over two years

16

 17  Appendix

Bank7 Corp. Financials

Earnings Release: Q4 2023 and Full Year

	For the Three Months Ended			For the Year Ended December 31					
(Dollars in thousands, except per share data)	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	2023	2022	2021	2020	2019	2019 Pro Forma(3)
INCOME STATEMENT DATA									
Total interest income	$ 32,401	$ 31,722	$ 25,462	$ 121,544	$ 78,749	$ 56,289	$ 53,314	$ 51,709	
Total interest expense	11,104	10,976	5,081	38,998	9,322	3,053	6,153	9,516	
Provision for credit losses (1)	15,500	4,159	1,625	21,145	4,468	4,175	5,350	-	
Total noninterest income	6,769	1,007	732	9,242	2,939	2,250	1,665	1,308	
Total noninterest expense	11,005	7,390	8,129	33,420	28,641	20,397	17,592	28,432	$ 16,636
Provision for income taxes	491	2,351	2,973	8,948	9,619	7,755	6,618	6,844	6,836
Pre-tax net income	1,561	10,204	11,359	37,223	39,257	30,914	25,884	15,069	26,866
Net income	1,070	7,853	8,386	28,275	29,638	23,159	19,266	8,225	20,030
BALANCE SHEET DATA									
Cash and cash equivalents	$ 181,042	$ 169,490	$ 109,115	$ 181,042	$ 109,115	$ 204,852	$ 153,901	$ 117,128	
Interest-bearing time deposits in other banks	17,679	17,182	5,474	17,679	5,474	3,237	16,412	30,147	
Securities available for sale, at fair value	169,487	167,138	173,165	169,487	173,165	84,808	-	-	
Nonmarketable equity securities	1,283	1,251	1,209	1,283	1,209	1,202	1,172	1,100	
Total loans	1,360,839	1,392,777	1,270,456	1,360,838	1,270,457	1,028,401	836,613	707,304	
Allowance for credit losses (1)	19,691	20,649	14,734	19,691	14,734	10,316	9,639	7,846	
Total assets	1,771,666	1,772,399	1,584,169	1,771,666	1,584,169	1,350,549	1,016,669	866,392	
Interest-bearing deposits	1,109,042	1,112,745	989,891	1,109,042	989,891	850,766	658,945	538,262	
Noninterest-bearing deposits	482,349	480,827	439,409	482,349	439,409	366,705	246,569	219,221	
Total deposits	1,591,391	1,593,572	1,431,400	1,591,391	1,431,400	1,217,471	905,514	757,483	
Total shareholders' equity	170,326	167,907	144,100	170,326	144,100	127,408	107,319	100,126	
SHARES OUTSTANDING AT END OF PERIOD									
Earnings per share (basic)	$ 0.12	$ 0.86	$ 0.92	$ 3.09	$ 3.26	$ 2.56	$ 2.05	$ 0.81	$ 1.96
Earnings per share (diluted)	0.12	0.85	0.91	3.05	3.22	2.55	2.05	0.81	1.96
Dividends per share	0.21	0.21	0.16	0.74	0.52	0.45	0.41	0.60	
Book value per share	18.52	18.28	15.78	18.52	15.78	14.04	11.87	9.96	
Tangible book value per share (2)	17.49	17.24	14.69	17.49	14.69	12.93	11.69	9.78	
Weighted average common shares outstanding–basic	9,188,888	9,158,027	9,118,728	9,161,565	9,101,523	9,056,117	9,378,769	10,145,032	10,192,930
Weighted average common shares outstanding–diluted	9,274,960	9,273,595	9,232,333	9,264,307	9,204,716	9,091,536	9,379,154	10,147,311	10,195,209
Shares outstanding at end of period	9,197,696	9,184,975	9,131,973	9,197,696	9,131,973	9,071,417	9,044,765	10,057,506	10,206,931

(1) BSVN adopted the CECL model (ASC326) on 1/1/2023 using the modified retrospective method. The presented allowance for periods prior to 1/1/2023 is under the incurred loss model (pre-ASC326).
(2) Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric
(3) All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 23 of this presentation

18

Bank7 Corp. Performance Ratios

Earnings Release: Q4 2023 and Full Year

(Dollars in thousands, except per share data)	For the Three Months Ended			For the Year Ended December 31					
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	2023	2022	2021	2020	2019	2019 Pro Forma(5)
RETURN ON AVERAGE(1)									
Assets	0.24%	1.82%	2.15%	1.68%	2.02%	2.21%	2.03%	1.03%	2.51%
Tangible common equity	2.86	20.06	25.78	19.25	23.92	20.13	19.14	8.61	20.92
Shareholders' equity	2.69	18.89	24.04	18.06	22.13	26.41	18.82	8.44	20.53
Yield on earning assets	7.38	7.44	6.56	7.31	5.46	5.42	5.67	6.55	
Yield on loans	8.36	8.52	7.48	8.35	6.51	6.16	6.37	7.58	
Yield on loans excluding fees	7.91	8.06	7.02	7.89	5.96	5.30	5.76	6.88	
Cost of funds	2.77	2.83	1.43	2.57	0.70	0.33	0.73	1.37	
Cost of int bearing deposits	3.99	3.90	2.11	3.60	1.05	0.48	1.05	1.89	
Cost of total deposits	2.77	2.83	1.43	2.57	0.70	0.33	0.73	1.37	
Net interest margin	4.85	4.87	5.25	4.97	4.82	5.12	5.01	5.35	
Net interest margin excluding loan fees	4.50	4.50	4.87	4.60	4.38	4.38	4.48	4.78	
Noninterest expense to average assets	2.48	1.71	2.08	1.99	1.96	1.95	1.85	3.56	2.08
Efficiency ratio (2)	38.94	33.61	38.14	36.07	39.29	36.76	36.03	65.36	38.26
Loan to deposit ratio	85.51	87.40	88.89	85.51	88.89	84.47	92.39	93.38	
Liquidity ratio	16.05	20.85	16.17	16.05	16.17	28.42	25.48	19.22	
CREDIT QUALITY RATIOS									
Nonperforming assets to total assets	1.64%	2.88%	1.13%	1.64%	1.13%	0.77%	1.63%	0.38%	
Nonperforming assets to total loans and OREO	2.13	3.67	1.42	2.13	1.42	1.01	1.98	0.47	
Nonperforming loans to total loans	2.13	3.67	1.42	2.13	1.42	1.01	1.98	0.47	
Allowance for credit losses to nonperforming loans	67.98	40.41	81.95	67.98	81.95	99.37	58.29	235.47	
Allowance for credit losses to total loans	1.45	1.48	1.16	1.45	1.16	1.00	1.15	1.11	
Net charge-offs to average loans	4.80	0.00	0.01	1.26	0.01	0.39	0.43	(0.00)	
CAPITAL RATIOS									
Total shareholders' equity to total assets	9.61%	9.47%	9.10%	9.61%	9.10%	9.43%	10.56%	11.56%	
Tangible equity to tangible assets (3)	9.13	7.88	8.52	9.13	8.52	8.75	10.42	11.37	
Tier 1 leverage ratio (4)	9.54	9.75	9.18	9.54	9.18	10.55	10.78	11.65	
Tier 1 risk-based capital ratio (4)	11.50	11.39	11.26	11.50	11.26	11.53	13.51	14.28	
Total risk-based capital ratio (4)	12.75	12.64	12.42	12.75	12.42	12.54	14.75	15.42	

(1) Annualized
(2) Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income
(3) Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric
(4) Ratios are based on Bank level financial information rather than consolidated information. At December 31, 2023, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 9.54%, 11.49%, and 12.74% respectively for the Company
(5) All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 23 of this presentation

19

Non-GAAP Reconciliations

Earnings Release: Q4 2023 and Full Year

(Dollars in thousands, except per share data)	For the Three Months Ended			For the Year Ended December 31				
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	2023	2022	2021	2020	2019
TANGIBLE SHAREHOLDERS' EQUITY								
Total shareholders equity	$ 170,326	$ 167,907	$ 144,100	$ 170,326	$ 144,100	$ 127,408	$ 107,319	$ 100,126
Goodwill and other intangibles	(9,489)	(9,565)	(9,939)	(9,489)	(9,939)	(10,122)	(1,583)	(1,789)
Tangible shareholders' equity	160,837	158,342	134,161	160,837	134,161	117,286	105,736	98,337
TANGIBLE ASSETS								
Total assets	$ 1,771,666	$ 1,772,399	$ 1,584,169	$ 1,771,666	$ 1,584,169	$ 1,350,549	$ 1,016,669	$ 866,392
Less: goodwill and other Intangibles	(9,489)	(9,565)	(9,939)	(9,489)	(9,939)	(10,122)	(1,583)	(1,789)
Tangible assets	1,762,177	1,762,834	1,574,230	1,762,177	1,574,230	1,340,427	1,015,086	864,603
AVERAGE TANGIBLE COMMON EQUITY								
Average shareholders equity	$ 157,719	$ 164,964	$ 135,968	$ 156,551	$ 144,097	$ 117,053	$ 102,359	$ 97,431
Add back: average net unrealized loss on debt securities	8,525	8,680	10,198	8,570	6,682	-	-	-
Less: average goodwill and other Intangibles	(9,539)	(9,616)	(9,441)	(9,688)	(9,995)	(2,030)	(1,684)	(1,893)
Average tangible common equity	156,706	164,028	136,725	155,432	140,784	115,023	100,675	95,538
End of period common shares outstanding	9,197,696	9,184,975	9,131,973	9,197,696	9,131,973	9,071,417	9,044,765	10,057,506
Book value per share	18.52	18.28	15.78	18.52	15.78	14.04	11.87	9.96
Tangible book value per share	17.49	17.24	14.69	17.49	14.69	12.93	11.69	9.78
Total shareholders' equity to total assets	9.61%	9.47%	9.10%	9.61%	9.10%	9.43%	10.56%	11.56%
Tangible shareholders' equity to tangible assets	9.13%	8.98%	8.52%	9.13%	8.52%	8.75%	10.42%	11.37%
LOAN INTEREST INCOME (Excluding loan fees):								
Total loan interest income, including fees	$ 28,727	$ 28,880	$ 23,806	$ 109,843	$ 74,403	$ 55,768	$ 52,450	$ 48,200
Loan fee income	(1,550)	(1,579)	(1,471)	(6,099)	(6,278)	(7,787)	(5,035)	(4,443)
Loan interest income excluding loan fees	27,177	27,301	22,335	103,744	68,125	47,981	47,415	43,757
Average total loans	$ 1,362,533	$ 1,344,038	$ 1,262,864	$ 1,315,578	$ 1,143,380	$ 905,804	$ 823,228	$ 636,274
Yield on loans	8.36%	8.52%	7.48%	8.35%	6.51%	6.16%	6.37%	7.58%
Yield on loans (excluding loan fee income)	7.91%	8.06%	7.02%	7.89%	5.96%	5.30%	5.76%	6.88%
NET INTEREST MARGIN (Excluding loan fees):								
Net interest income	$ 21,297	$ 20,746	$ 20,381	$ 82,546	$ 69,427	$ 53,236	$ 47,161	$ 42,193
Loan fee income	(1,550)	(1,579)	(1,471)	(6,099)	(6,278)	(7,787)	(5,035)	(4,443)
Net interest income excluding loan fees	19,747	19,167	18,910	76,447	63,149	45,449	42,126	37,750
Average earning assets	$ 1,742,068	$ 1,691,463	$ 1,539,698	$ 1,661,860	$ 1,441,140	$ 1,038,773	$ 940,890	$ 789,009
Net interest margin	4.85%	4.87%	5.25%	4.97%	4.82%	5.12%	5.01%	5.35%
Net interest margin (excluding loan fee income)	4.50%	4.50%	4.87%	4.60%	4.38%	4.38%	4.48%	4.78%

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21  Earnings Release: Q4 2023 and Full Year  Non-GAAP Reconciliations -- Continued  Dec 31, 2023  Sep 30, 2023  Dec 31, 2022  2023  2022  2021  2020  2019  (Dollars in thousands, except per share data)  PRE-PROVISION PRE-TAX EARNINGS  Net Income  $ 1,070  $ 7,853  $ 8,386  $ 28,275  $ 29,638  $ 23,159  $ 19,266  $ 8,225  Income Tax Expense  491  2,351  2,973  8,948  9,619  7,755  6,618  6,844  Pre-tax net income  1,561  10,204  11,359  37,223  39,257  30,914  25,884  15,069  Add back: Provision for credit losses  15,500  4,159  1,625  21,145  4,468  4,175  5,350  -  Add back: (Gain)Loss on sales/calls of AFS debt securities  1  7  -  16  127  -  -  -  Pre-provision pre-tax earnings  17,062  14,370  12,984  58,384  43,852  35,089  31,234  15,069  For the Three Months Ended  For the Year Ended December 31

 22  Earnings Release: Q4 2023 and Full Year  Available-for-Sale Securities Portfolio  Investment Portfolio  Dollars are in millions.  All mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.  Total investment securities of $169.5 million as of December 31, 2023  Weighted Average Duration: 2.0 Years  Book Yield: 1.75%  Municipal - Taxable  $7.26 / 4.3%  Municipal - Tax Exempt  $18.60 / 11.0%  U.S. Treasuries  $104.66 / 61.7%  Mortgage Backed Securities  $34.50 / 20.4%  U.S. Federal Agencies  $0.13 / 0.1%  Corporate  $4.34 / 2.6%

 23  Earnings Release: Q4 2023 and Full Year  2019 Pro Forma Net Income Reconciliation  On September 5, 2019, the largest shareholders, Haines Family Trusts, contributed approximately 6.5% of their shares (656,925  shares) to the Company. Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.  PRO FORMA NET INCOME  Total Interest Income  $ 51,709  Total Interest Expense  9,516  Net Interest Margin  42,193  Provision for Loan Losses  $ -  Noninterest Income  $ 1,308.00  Noninterest Expense  $ 28,432.00  Less: Stock Transfer Comp. Expense  (11,796)  Pro Forma Noninterest Expense  16,636  Pro Forma Pre-Tax Income  $ 26,865.00  (Do llars in thousands)  For the Year  Ended: Dec. 31, 2019

 24  Earnings Release: Q4 2023 and Full Year  Legal Information and Distribution  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward- looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.  Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.  This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

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